Exhibit 10.3

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (“Amendment”) entered into and effective as of January 9, 2020 (the “Amendment No. 2 Effective Date”) is by and among McDermott Technology (Americas), Inc., a Delaware corporation (“MTA”), McDermott Technology (US), Inc. a Delaware corporation (“MTUS”), McDermott Technology B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (“MTBV” and together with MTA and MTUS, collectively the “Borrowers”, each a “Borrower”), McDermott International, Inc. a Panamanian corporation (the “Parent”), the Revolving Lenders party hereto, the Term Lenders party hereto, in each case, as defined in the Credit Agreement (as defined below), and the Guarantors, as defined in the Credit Agreement (as defined below).

RECITALS

A.    Whereas, reference is made to that certain Superpriority Senior Secured Credit Agreement dated as of October 21, 2019 among the Borrowers, the Parent, the Lenders and Issuers party thereto from time to time (“Lenders”), Credit Agricole Corporate and Investment Bank (the “Revolving Administrative Agent”) and Barclays Bank PLC, as administrative agent for the Term Facility (as defined in the Credit Agreement) (in such capacity, the “Term Loan Administrative Agent” and, together with the Revolving Administrative Agent, the “Administrative Agents” and each an “Administrative Agent”) (as amended by that certain Amendment No. 1 to the Credit Agreement, dated December 1, 2019, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.    Whereas the Parent and the Borrowers have requested that the Requisite Lenders consent to certain amendments as more fully set forth herein.

C.    Whereas, subject to the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Defined Terms. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement (as amended hereby), unless expressly provided to the contrary.

2.    Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

3.    Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 6 herein:

(a)    The following proviso is added to the end of the introductory clause of Section 3.6:

1.

; provided that none of the following conditions precedent shall be applicable in the case of the auto-renewal of any Auto-Renewal LC and, accordingly, the Issuers and the Lenders, notwithstanding anything in this Agreement to the contrary, agree that (i) no Letter of Credit Request under Section 2.7(c) shall be required in connection with the auto-renewal of any Auto-Renewal LC, (ii) each Revolving Lender that is deemed to have purchased and received an undivided interest and participation in such Auto-Renewal LC pursuant to Section 2.7(h) shall continue to hold such interest and participation and shall continue to be required to fund its Ratable Portion of such Auto-Renewal LC pursuant to Section 2.7(i) notwithstanding the failure of any such condition precedent to be satisfied at the time of such auto-renewal or the terms of Section 2.4, 2.7(b), 9.2, or 9.3, and (iii) neither the Revolving Administrative Agent or any Revolving Lender shall be entitled to give a notice to the applicable Revolving Issuer pursuant to Section 2.4(a)(ii), or 2.7(d) in connection with such auto-renewal that any of the conditions set forth in this Section 3.6 or Section 2.4 has not been satisfied

(b)    Section 9.1(e) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

2.

(e) (i) the Parent, a Borrower or any of the Parent’s Material Subsidiaries shall fail to make any payment on any Indebtedness of the Borrowers or any such Material Subsidiary (other than (x) the Obligations and (y) Non-Recourse Indebtedness) or any Guaranty Obligation in respect of Indebtedness of any other Person, and, in each case, such failure (A) constitutes a failure to pay the principal amount of such Indebtedness when due and payable (whether at maturity or otherwise) or constitutes a failure to make any other payment where such failure permits (with the giving of notice if required), at the time of determination under this Section 9.1(e), the acceleration of such Indebtedness and (B) relates to Indebtedness having a principal amount of $35,000,000.00 or more, (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any Indebtedness having a principal amount of $35,000,000.00 or more (other than under the Lloyds Facility to the extent a letter of credit in the requisite amount was posted in lieu of the required posting of cash collateral), if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness, (iii) any Indebtedness having a principal amount of $35,000,000.00 or more shall become or be declared to be due and payable, or required to be prepaid or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof or (iv) any letter of credit requested by a Loan Party under the Existing Credit Agreement shall not be issued at a time when sufficient unused commitments exist therefor; provided that clauses (ii) and (iii) above shall not apply to any secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; provided further that clauses (i), (ii) and (iii) above shall not apply to (I) the Interest Default (as defined in the Forbearance Agreement) until January 21, 2020, (II) any Event of Default (as defined in the Lloyds Facility) under the Lloyds Facility, (III) any default, event of default, termination event or cash collateralization event that may arise under any bi-lateral letter of credit facilities or surety bonds or (IV) the acceleration of the Senior Notes; or

4.    Representations and Warranties. Each Loan Party represents and warrants that:

(a)    after giving effect to this Amendment, all representations and warranties made by any Loan Party in the Credit Agreement and the other Loan Documents that have no materiality or Material Adverse Effect qualification are true and correct in all material respects and the representations and warranties in the Credit Agreement and in the other Loan Documents that have a materiality or Material Adverse Effect qualification are true and correct in all respects, in each case with the same effect as though made on and as of the Amendment No. 2 Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, as of such earlier date;

(b)    after giving effect to this Amendment, no Default or Event of Default exists and is continuing as of the Amendment No. 2 Effective Date;

(c)    the execution, delivery and performance of this Amendment are within the Borrowers’, Guarantors’ and Parent’s corporate, limited liability company, partnership or other organizational powers, as applicable, and have been duly authorized by appropriate organizational and governing action and proceedings;

(d)    each person who is executing this Amendment on behalf of the Borrowers, the Parent and each other Guarantor has the full power, authority and legal right to do so, and this Amendment has been duly executed by such person and delivered to the Administrative Agent; and

(e)    this Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.    Conditions to Effectiveness. This Amendment shall become effective as of the Amendment No. 2 Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)    Each Administrative Agent shall have received this Amendment, executed by each Borrower, the Parent, each Guarantor, the Requisite Lenders in such counterparts as shall be acceptable to each Administrative Agent.

(b)    The representations and warranties of each Loan Party contained in this Amendment, the Credit Agreement and the other Loan Documents that have no materiality or Material Adverse Effect qualification shall be true and correct in all material respects and the representations and warranties set forth in this Amendment, the Credit Agreement and in the other Loan Documents that have a materiality or Material Adverse Effect qualification shall be true and correct in all respects, in each case with the same effect as though made on and as of the Amendment No. 2 Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, as of such earlier date.

(c)    After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the Amendment No. 2 Effective Date.

(d)    There shall have been paid to each Administrative Agent, for the account of each Administrative Agent, the Collateral Agent, the Issuers and the Lenders, as applicable, all retainers, fees and expenses (including the retainers, fees and expenses of FTI Consulting, Inc., Centerview Partners LLC and Ankura Consulting Group, LLC and of each Administrative Agent’s and Collateral Agent’s counsel in each relevant jurisdiction to the extent the Parent has received an invoice therefor) due and payable pursuant to Section 11.3 of the Credit Agreement or otherwise invoiced to be applied to amounts to become due and payable pursuant to Section 11.3 of the Credit Agreement, whether in connection with this Amendment or otherwise, on or before the Amendment No. 2 Effective Date.

(e)    Each Administrative Agent shall have received an effective amendment, in form and substance satisfactory to each Administrative Agent, in respect of the Letter of Credit Agreement, dated as of October 30, 2018 (as amended, supplemented, restated or otherwise modified from time to time, the “Letter of Credit Agreement”), by and among the Borrowers, as applicants, the Parent, the participants and the issuers from time to time party thereto, and Barclays, as administrative agent, executed by each Borrower, the Guarantors and the requisite lenders party to the Letter of Credit Agreement.

(f)    Each Administrative Agent shall have received an effective amendment, in form and substance satisfactory to each Administrative Agent, in respect of the Existing Credit Agreement, executed by each Borrower, the Guarantors and the requisite lenders party to the Existing Credit Agreement.

6.    Reaffirmation of Credit Support.

(a)    The Loan Parties acknowledge that on and as of the Amendment No. 2 Effective Date all Obligations are payable without defense, offset, counterclaim or recoupment. Each of the Borrowers and each Guarantor (collectively, the “Credit Support Parties”) has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Credit Support Party under, and the Liens granted by such Credit Support Party as collateral security for the Indebtedness, obligations and liabilities evidenced by the Credit Agreement and the other Loan Documents (as amended hereby) pursuant to, each of the Loan Documents (as amended hereby) to which such Credit Support Party is a party shall not be impaired, and each of the Loan Documents (as amended hereby) to which such Credit Support Party is a party is, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

(b)    Each Credit Support Party (other than the Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement (as amended hereby), this Amendment or any other Loan Document (as amended hereby) shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

7.    Acknowledgments and Agreements.

(a)    The Borrowers do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and each agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and each Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement, as amended hereby, and the other Loan Documents, are not impaired in any respect by this Amendment.

(b)    From and after the Amendment No. 2 Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment and the other documents executed pursuant hereto. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

8.    Miscellaneous.

(a)    Except as specifically modified by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)    The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent, Lender or Issuer under, the Credit Agreement or any of the other Loan Documents.

9.    Cooperation with Advisors. Upon reasonable advance notice, the Borrowers and the Parent will provide FTI Consulting, Inc., Centerview Partners LLC and Ankura Consulting Group, LLC with reasonable access, during normal business hours, to the books and records of the Parent and its Subsidiaries and the management and advisors of the Parent and each Subsidiary, provided, that (x) such access does not unreasonably interfere with the normal business operations of the Parent or any of its Subsidiaries or Affiliates, and (y) nothing herein will require the Borrowers or the Parent to provide access to or disclose any information if, in the good faith reasonable belief of the Borrowers or the Parent after consultation with outside counsel, such access or disclosure (1) would waive any legal privilege or (2) would be in violation of applicable law or the provisions of any material agreement (including a confidentiality agreement) to which the Parent or any of its Subsidiaries or Affiliates is a party.

10.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement; provided that, notwithstanding anything herein to the contrary, the parties hereto hereby agree that each of Collateral Agent, Barclays Bank PLC, in its capacity as Term Loan Administrative Agent and Credit Agricole Corporate and Investment Bank, in its capacity as Revolving Administrative Agent, shall have rights as a third party beneficiary to the terms, conditions and provisions of this Amendment.

12.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO (INCLUDING THE SUBMISSION TO JURISDICTION IN SECTION 11.12 OF THE CREDIT AGREEMENT) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.

14.    Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG LENDERS, ISSUERS, ADMINISTRATIVE AGENTS AND LOAN PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF LENDERS, ISSUERS, ADMINISTRATIVE AGENTS AND LOAN PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG LENDERS, ISSUERS, ADMINISTRATIVE AGENTS AND LOAN PARTIES.

15.    Release. EACH OF THE PARENT, EACH BORROWER AND THE OTHER LOAN PARTIES AND THEIR AFFILIATES ON BEHALF OF THEMSELVES AND THEIR FORMER AND CURRENT RELATED PARTIES AND EACH OF THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (THE “RELEASING PARTIES”) HEREBY ACKNOWLEDGES AND AGREES THAT IT DOES NOT HAVE ANY CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, OR LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE AMENDMENT NO. 2 EFFECTIVE DATE IN CONNECTION WITH THE CREDIT AGREEMENT, COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT OR ANY LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREUNDER, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE (EACH A “CAUSE OF ACTION”) THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THE LIABILITY OF ANY BORROWER TO REPAY OR ANY GUARANTOR TO GUARANTEE THE OBLIGATIONS AS PROVIDED IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY AGENT, ANY LENDER OR ANY ISSUER OR ANY OF THEIR RESPECTIVE CURRENT OR FORMER RELATED PARTIES AND EACH OF THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”). EACH OF THE RELEASING PARTIES HEREBY VOLUNTARILY AND KNOWINGLY, FOR VALUABLE CONSIDERATION RECEIVED, RELEASES AND FOREVER DISCHARGES THE RELEASED PARTIES FROM ALL POSSIBLE CAUSES OF ACTION (AS DEFINED ABOVE) WHICH ANY OF THE RELEASING PARTIES MAY NOW HAVE AGAINST THE RELEASED PARTIES, IF ANY, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION AND EXECUTION OF THIS AMENDMENT.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

MCDERMOTT TECHNOLOGY (AMERICAS), INC., as Borrower

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

MCDERMOTT TECHNOLOGY (US), INC., as Borrower

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

MCDERMOTT TECHNOLOGY, B.V., as Borrower

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Attorney

MCDERMOTT INTERNATIONAL, INC., as Parent

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Vice President, Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

CB&I BRAZIL HOLDINGS, INC.

CB&I ENERGY SERVICES, LLC

CB&I FABRICATION, LLC

CB&I GROUP INC.

CB&I HOLDCO INTERNATIONAL, LLC

CB&I HOLDCO, LLC

CB&I INTERNATIONAL, INC.

CB&I INTERNATIONAL, LLC

CB&I LAKE CHARLES, L.L.C.

CB&I OFFSHORE SERVICES, INC.

CB&I POWER INTERNATIONAL, INC.

CB&I POWER, LLC

CB&I RIO GRANDE HOLDINGS, L.L.C.

CB&I RIO GRANDE VALLEY FABRICATION & MANUFACTURING, L.L.C.

CB&I WALKER LA, L.L.C.

INTERNATIONAL CONSULTANTS, L.L.C.

J. RAY HOLDINGS, INC.

MCDERMOTT, INC.

PIKE PROPERTIES II, INC.

SHAW ENERGY SERVICES, INC.

SHAW FABRICATORS, INC.

SHAW HOME LOUISIANA, LLC

SHAW JV HOLDINGS, L.L.C.

SHAW MANAGED SERVICES, LLC

SHAW NUCLEAR ENERGY HOLDINGS (UK), INC.

SHAW POWER DELIVERY SYSTEMS, INC.

SHAW POWER SERVICES, LLC

SHAW PROCESS FABRICATORS, INC.

SHAW SERVICES, L.L.C.

SHAW SSS FABRICATORS, INC.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

CATALYTIC DISTILLATION TECHNOLOGIES

CB&I INTERNATIONAL ONE, LLC

CBI SERVICES, LLC

CHEMICAL RESEARCH AND LICENSING, LLC

EDS EQUIPMENT COMPANY, LLC

LUMMUS CONSULTANTS INTERNATIONAL LLC

S C WOODS, L.L.C.

SHAW FAR EAST SERVICES, LLC

SHAW POWER SERVICES GROUP, L.L.C.

CB&I STORAGE TANK SOLUTIONS LLC

CB&I STS DELAWARE LLC

CB&I STS HOLDINGS LLC

CBI COMPANY LTD.

CSA TRADING COMPANY LTD.

OCEANIC CONTRACTORS, INC.

SHAW NC COMPANY, INC.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

SHAW BENECO, INC. SHAW MANAGEMENT SERVICES ONE, INC. SHAW TRANSMISSION & DISTRIBUTION SERVICES, INC. SHAW INTERNATIONAL MANAGEMENT SERVICES TWO, INC. SHAW POWER TECHNOLOGIES, INC.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

HYDRO MARINE SERVICES, INC.

J. RAY MCDERMOTT INTERNATIONAL, INC.

J. RAY MCDERMOTT, S.A.

MCDERMOTT (AMAZON CHARTERING), INC.

MCDERMOTT GULF OPERATING COMPANY, INC.

MCDERMOTT INTERNATIONAL MANAGEMENT, S. DE RL.

MCDERMOTT INTERNATIONAL TRADING CO., INC.

MCDERMOTT INTERNATIONAL VESSELS, INC.

J. RAY MCDERMOTT FAR EAST, INC.

J. RAY MCDERMOTT UNDERWATER SERVICES, INC.

MCDERMOTT CASPIAN CONTRACTORS, INC.

MCDERMOTT INTERNATIONAL INVESTMENTS CO., INC.

MCDERMOTT MIDDLE EAST, INC.

MCDERMOTT OLD JV OFFICE, INC.

MCDERMOTT OVERSEAS, INC.

MCDERMOTT SUBSEA, INC.

EASTERN MARINE SERVICES, INC.

MCDERMOTT OFFSHORE SERVICES COMPANY, INC.

NORTH ATLANTIC VESSEL, INC.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

CBI PANAMA, S.A.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

Executed as a Deed by
CB&I MIDDLE EAST HOLDING, INC.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed as a Deed by
ENVIRONMENTAL SOLUTIONS (CAYMAN) LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

Executed as a Deed by
ENVIRONMENTAL SOLUTIONS HOLDING LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed as a Deed by
ENVIRONMENTAL SOLUTIONS LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed as a Deed by
HIGHLAND TRADING COMPANY, LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

Executed as a Deed by
OASIS SUPPLY COMPANY, LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed as a Deed by
SHAW E & I INTERNATIONAL LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed as a Deed by
SHAW OVERSEAS (MIDDLE EAST) LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

Executed as a Deed by
J. RAY MCDERMOTT INTERNATIONAL VESSELS, LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed as a Deed by
MCDERMOTT CAYMAN LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed as a Deed by
OFFSHORE PIPELINES INTERNATIONAL, LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

Executed and Delivered as a Deed by
CB&I (US) HOLDINGS, LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

J. RAY MCDERMOTT (NORWAY), AS

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

CB&I CANADA LTD. HORTON CBI, LIMITED LUTECH RESOURCES CANADA LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

MCDERMOTT TECHNOLOGY, B.V.

CB&I COJAFEX B.V.

CB&I EUROPE B.V.

CB&I HOLDINGS B.V.

CB&I POWER COMPANY B.V.

CB&I RUSLAND B.V.

CBI COMPANY B.V.

CBI COMPANY TWO B.V.

CHICAGO BRIDGE & IRON COMPANY B.V.

COMET II B.V.

LEALAND FINANCE COMPANY B.V.

LUMMUS TECHNOLOGY B.V.

LUTECH PROJECT SOLUTIONS B.V.

LUTECH PROJECTS B.V.

MCDERMOTT TECHNOLOGY (2), B.V.

MCDERMOTT TECHNOLOGY (3), B.V.

NETHERLANDS OPERATING COMPANY B.V.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Attorney

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

NOVOLEN TECHNOLOGY HOLDINGS C.V.
By:	McDermott Technology (3), B.V., acting in its capacity as general partner

/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Attorney

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

Executed by J. RAY MCDERMOTT (AUST.) HOLDING PTY. LIMITED. ACN 002 797 668 by its Attorney under power of attorney which the Attorney has received no notice of the revocation of the power:

/s/ Kevin Hargrove
Signature of Attorney

Kevin Hargrove
Name of Attorney \(print)

Executed by MCDERMOTT AUSTRALIA PTY. LTD. ACN 002 736 352 by its Attorney under power of attorney which the Attorney has received no notice of the revocation of the power:

/s/ Kevin Hargrove
Signature of Attorney

Kevin Hargrove
Name of Attorney (print)

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

Executed by CBI CONSTRUCTORS PTY. LTD. ACN 000 612 411 by its Attorney under power of attorney which the Attorney has received no notice of the revocation of the power:

/s/ Kevin Hargrove
Signature of Attorney

Kevin Hargrove
Name of Attorney (print)

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

CHICAGO BRIDGE & IRON (ANTILLES) N.V. MCDERMOTT INTERNATIONAL MARINE INVESTMENTS N.V. MCDERMOTT OVERSEAS INVESTMENT CO. N.V. VARSY INTERNATIONAL N.V.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Attorney

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

SIGNED AND DELIVERED for and on behalf of and as the deed of CB & I FINANCE COMPANY LIMITED by its lawfully appointed attorney

KEVIN HARGROVE	/s/ Kevin Hargrove

in the presence of:	Attorney
(Signature of Witness): /s/ Lucas Spivey (Name of Witness): Lucas Spivey (Address of Witness): 609 Main St. Houston, TX 77002 (Occupation of Witness): Partner

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

Executed and Delivered as a Deed by
AITON & CO LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed and Delivered as a Deed by
CB&I CONSTRUCTORS LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed and Delivered as a Deed by
CB&I GROUP UK HOLDINGS

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

Executed and Delivered as a Deed by
CB&I HOLDINGS (UK) LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed and Delivered as a Deed by
CB&I LONDON

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed and Delivered as a Deed by
CB&I PADDINGTON LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

Executed and Delivered as a Deed by
CB&I POWER LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed and Delivered as a Deed by
CB&I UK LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed and Delivered as a Deed by
CBI UK CAYMAN ACQUISITION LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

Executed and Delivered as a Deed by
LUMMUS CONSULTANTS INTERNATIONAL LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed and Delivered as a Deed by
LUTECH RESOURCES LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed and Delivered as a Deed by
OXFORD METAL SUPPLY LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

Executed and Delivered as a Deed by
PIPEWORK ENGINEERING AND DEVELOPMENTS LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed and Delivered as a Deed by
SHAW DUNN LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

Executed and Delivered as a Deed by
SHAW GROUP UK LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed and Delivered as a Deed by
WHESSOE PIPING SYSTEMS LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

Executed and Delivered as a Deed by
MCDERMOTT HOLDINGS (U.K.) LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

Executed and Delivered as a Deed by
MCDERMOTT MARINE CONSTRUCTION LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Lucas Spivey
Name:	Lucas Spivey
Title:	Partner

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

CB&I EL DORADO, INC.

CB&I LLC

CHICAGO BRIDGE & IRON COMPANY

J. RAY MCDERMOTT TECHNOLOGY, INC.

LUMMUS GASIFICATION TECHNOLOGY LICENSING LLC

MCDERMOTT BLACKBIRD HOLDINGS, LLC

MCDERMOTT INVESTMENTS, LLC

OPI VESSELS, INC.

850 PINE STREET LLC

A & B BUILDERS, LTD.

ASIA PACIFIC SUPPLY CO.

ATLANTIC CONTINGENCY CONSTRUCTORS II, LLC

ATLANTIS CONTRACTORS INC.

CB&I CLEARFIELD, INC.

CB&I CONNECTICUT, INC.

CB&I FINANCIAL RESOURCES LLC

CB&I GLOBAL, L.L.C.

CB&I HOUSTON 06 LLC

CB&I HOUSTON 07 LLC

CB&I HOUSTON 08 LLC

CB&I HOUSTON 09 LLC

CB&I HOUSTON 10 LLC

CB&I HOUSTON 11 LLC

CB&I HOUSTON 12 LLC

CB&I HOUSTON 13 LLC

CB&I HOUSTON LLC

CB&I TYLER LLC

CBI AMERICAS LTD.

CBI OVERSEAS (FAR EAST) INC.

CBI US HOLDING COMPANY INC.

CENTRAL TRADING COMPANY LTD.

HBI HOLDINGS, LLC

CB&I LAURENS, INC.

CB&I NORTH CAROLINA, INC.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

CBI HOLDCO TWO INC.

CONSTRUCTORS INTERNATIONAL, L.L.C.

HOWE-BAKER ENGINEERS, LTD.

HOWE-BAKER HOLDINGS, L.L.C.

HOWE-BAKER INTERNATIONAL MANAGEMENT, LLC

HOWE-BAKER INTERNATIONAL, L.L.C.

HOWE-BAKER MANAGEMENT, L.L.C.

J. RAY MCDERMOTT SOLUTIONS, INC.

LUMMUS TECHNOLOGY INTERNATIONAL LLC

LUMMUS TECHNOLOGY LLC

LUMMUS TECHNOLOGY OVERSEAS LLC

LUMMUS TECHNOLOGY SERVICES LLC

LUMMUS TECHNOLOGY VENTURES LLC

MATRIX ENGINEERING, LTD.

MATRIX MANAGEMENT SERVICES, LLC

MCDERMOTT ENGINEERING, LLC

MCDERMOTT SUBSEA ENGINEERING, INC.

NUCLEAR ENERGY HOLDINGS, L.L.C.

PROSPECT INDUSTRIES (HOLDINGS) INC.

SHAW CONNEX, INC.

SHAW INTERNATIONAL INC.

SHAW TRANSMISSION & DISTRIBUTION SERVICES INTERNATIONAL, INC.

SPARTEC, INC.

TVL LENDER II, INC.

CB&I PROJECT SERVICES GROUP, LLC

CBI OVERSEAS, LLC

LUTECH RESOURCES INC.

MCDERMOTT TECHNOLOGY, LLC

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

J. RAY MCDERMOTT HOLDINGS, LLC MCDERMOTT FINANCE L.L.C.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Vice President, Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

J. RAY MCDERMOTT DE MÉXICO, S.A. DE C.V.

MCDERMOTT MARINE MÉXICO, S.A. DE C.V.

SERVICIOS DE FABRICACIÓN DE ALTAMIRA, S.A. DE C.V.

SERVICIOS PROFESIONALES DE ALTAMIRA, S.A. DE C.V.

CB&I MATAMOROS, S. DE R.L. DE C.V.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

CHICAGO BRIDGE DE MÉXICO, S.A. DE C.V.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

CHARTERING COMPANY (SINGAPORE) PTE. LTD J. RAY MCDERMOTT (QINGDAO) PTE. LTD. MCDERMOTT ASIA PACIFIC PTE. LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

CB&I GLOBAL OPERATIONS INTERNATIONAL, PTE. LTD. CB&I GLOBAL OPERATIONS US PTE. LTD. CB&I SINGAPORE PTE. LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

SIGNATURE PAGE TO AMENDMENT NO. 2 TO SUPERPRIORITY CREDIT AGREEMENT

CB&I NEDERLAND B.V. CB&I OIL & GAS EUROPE B.V. LUMMUS TECHNOLOGY HEAT TRANSFER B.V. LUTECH RESOURCES B.V.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Signatory

AMENDMENT NO. 2 SIGNATURE PAGE

ADMINISTRATIVE AGENT OF THE REVOLVING CREDIT FACILITY:
CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Revolving Administrative Agent, Issuer and Revolving Lender

	By:	/s/ Kathleen Sweeney
	Name:	Kathleen Sweeney
	Title:	Managing Director

	By:	/s/ Yuriy Tsyganov
	Name:	Yuriy Tsyganov
	Title:	Director

AMENDMENT NO. 2 SIGNATURE PAGE

ACKNOWLEDGED AND AGREED WITH RESPECT TO ITS OBLIGATIONS UNDER ARTICLE XIII OF THE CREDIT AGREEMENT:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Revolving Administrative Agent, Issuer and Revolving Lender

By:	/s/ Kathleen Sweeney
Name:	Kathleen Sweeney
Title:	Managing Director

By:	/s/ Yuriy Tsyganov
Name:	Yuriy Tsyganov
Title:	Director

AMENDMENT NO. 2 SIGNATURE PAGE

ADMINISTRATIVE AGENT OF THE TERM FACILITY:

BARCLAYS BANK PLC, as Administrative Agent for the Term Facility

By:	/s/ Robert Silverman
Name:	Robert Silverman
Title:	Managing Director

AMENDMENT NO. 2 SIGNATURE PAGE

BARCLAYS BANK PLC, as an Issuer

By:	/s/ Robert Silverman
Name:	Robert Silverman
Title:	Managing Director

AMENDMENT NO. 2 SIGNATURE PAGE

BARCLAYS BANK PLC, as a Revolving Lender

By:	/s/ Robert Silverman
Name:	Robert Silverman
Title:	Managing Director

AMENDMENT NO. 2 SIGNATURE PAGE

ABN AMRO CAPITAL USA LLC, as a Revolving Lender and Issuer

By:	/s/ Francis Ballard, Jr.
Name:	Francis Ballard, Jr.
Title:	Director

By:	/s/ H. Diogo
Name:	H. Diogo
Title:	Director

AMENDMENT NO. 2 SIGNATURE PAGE

ROYAL BANK OF CANADA, as a Revolving Lender and Issuer

By:	/s/ H. Christopher DeCotiis
Name:	H. Christopher DeCotiis
Title:	Authorized Signatory

AMENDMENT NO. 2 SIGNATURE PAGE

[Term Lender Signature Pages on File with the Term Loan Administrative Agent]

AMENDMENT NO. 2 SIGNATURE PAGE